SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) February 22, 2001
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                            THE GOLDFIELD CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                          1-7525                     88-0031580
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(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
 Incorporation)


100 Rialto Place, Suite 500, Melbourne, Florida                    32901
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (321) 724-1700
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Item 5.  Other Events.

     On February 22, 2001, The Goldfield Corporation released information regarding recent company developments, including entering into an agreement to purchase 3,100 acres of land in Sierra County, New Mexico and receiving insurance proceeds from a key-man life insurance policy. The press release is filed herewith as Exhibit 99-1 and is incorporated herein by reference.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99-1     Press Release dated February 22, 2001

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE GOLDFIELD CORPORATION


Date:  February 22, 2001           /s/ John H. Sottile
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                                   By:     John H. Sottile
                                   Title:  Chairman of the Board of Directors,
                                           President and Chief Executive Officer

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     Exhibit Index

     Exhibit           Description

     99-1              Press Release dated February 22, 2001